COCRYSTAL
PHARMA, INC.

Potent antivirals to combat some of the most serious diseases facing humanity

January 2024

Nasdaq: COCP
www.cocrystalpharma.com



Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the market opportunities for the treatment of acute and chronic viral diseases which are the focus of our programs; our development pipeline; our technology platform's ability to produce viable drug candidates at reduced development timelines and costs; the expected future characteristics and progress of product candidates and development efforts in our clinical programs, including our ongoing Phase 2a study for oral influenza PB2 inhibitor; our ongoing Phase 1 study with 3CL protease inhibitor for coronavirus and norovirus; and a planned Phase 1 study for inhaled influenza PB2 inhibitor this year; our exploration of other collaboration opportunities including our pursuit of opportunities related to pandemic preparedness, and the expected sufficiency of our cash balance to fund our planned operations.

Forward-looking statements are prefaced by words such as "anticipate," "expect," "plan," "could," "may," "will," "should," "would," "intend," "seem," "potential," "appear," "continue," "future," believe," "estimate," "forecast," "project," and similar words. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. We caution you, therefore, against relying on any of these forward-looking statements. Our actual results may differ materially from those contemplated by the forward-looking statements for a variety of reasons, including, without limitation, the risks arising from interest rate increases in response to inflation, uncertainty in the financial markets, the possibility of a recession and the geopolitical conflict in Israel and Ukraine on our Company, our collaboration partners, and on the U.S., U.K., Australia and global economies, our ability to proceed with studies including recruiting volunteers for and procuring or manufacturing materials for such studies by our clinical research organizations and vendors, the results of the Phase 2a and Phase 1 studies referred to above, our and our collaboration partners' technology and software performing as expected and maintenance and protection of related intellectual property rights, financial difficulties experienced by certain partners and our ability to secure and maintain new collaboration partners, the results of any current and future preclinical and clinical trials, general risks arising from clinical trials, receipt of regulatory approvals, regulatory changes, development of effective treatments and/or vaccines by competitors, including as part of the programs financed by the U.S. government, and potential mutations in the viruses we are targeting which may result in variants that are resistant to a product candidate we develop. Further information on our risk factors is contained in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2022. Any forward-looking statement made by us in this presentation speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

About Cocrystal Pharma

Applying powerful, proprietary drug discovery platform technology to develop first- and best-in-class broad-spectrum antiviral drugs

Advancing programs in high-value antiviral drug targets

- Pandemic and seasonal influenza
- Pandemic norovirus
- Pandemic coronavirus and respiratory viruses

Drug candidates with clinically validated mechanisms of action

- Effectively cure viral diseases
- Broad-spectrum and potent antiviral activity
- Designed to be effective for emerging variants and existing drug resistant viruses
- Multiple routes of administration (oral, inhalation, and injectable)

Proprietary drug discovery platform technology

- Unique drug discovery platform technology developed with Nobel Prize-winning technology

Investment Highlights

- Targeting multibillion-dollar, global markets for the treatment of acute and pandemic viral diseases
- Proprietary structure-based drug-discovery platform technology provides opportunity for discovery and development of novel, potent, broad-spectrum drug candidates
- Advancing multiple clinical programs
  - Oral influenza PB2 inhibitor CC-42344 – Phase 2a initiated in 2023
  - First dual oral coronavirus-norovirus protease inhibitor CDI-988 – Phase 1 initiated in 2023
  - Inhaled influenza PB2 inhibitor CC-42344 – Phase 1 to begin in 2024
- Developing multiple discovery programs for respiratory viral diseases
  - Pan-viral protease inhibitors
  - Influenza replication inhibitors
- Additional pandemic preparedness collaboration opportunities are being explored
- Seasoned leadership includes experienced management, senior scientists and two Nobel laureates
- Cost-efficient operations and clean capital structure; cash sufficient to fund planned operations

Robust Therapeutic Pipeline Addressing Unmet Medical Needs

Multiple clinical assets poised to deliver significant growth

Program	Candidate	Discovery	Preclinical	Phase 1	Phase 2	Phase 3	
Influenza A	Oral PB2 inhibitor CDI-988						*Phase 2a initiated in 2023*
	Inhaled PB2 inhibitor CDI-988						*Phase 1 study planned in 2024*
Influenza A/B	Replication inhibitors						*Lead optimization ongoing*
Norovirus & Coronavirus	Oral Pan-viral protease inhibitor CDI-988						*Phase 1 initiated in 2023*
Coronavirus (Licensed)	Protease inhibitor CDI-45205						*IND-enabling study ongoing*
Norovirus	Replication inhibitors						*Discovery ongoing*
Respiratory viruses	Pan-viral inhibitors						*Discovery ongoing*

Proprietary Drug Discovery Platform Technology for Direct-Acting Antivirals

Cocrystal's technology platform provides potential for novel drug candidates at reduced development timelines and costs



Grow drug target x-ray crystals
Select Drug binding pocket
Hit-to-lead process
Lead optimization
Direct-Acting Antiviral
Drug Candidate

Provide high-resolution 3D structures of drug target complexed with inhibitor at atomic level

Pandemic and Seasonal Influenza Program



Pandemic and Seasonal Influenza: A Major Global Health Concern

- 1 billion cases, 3-5 million severe illnesses and up to 650,000 deaths worldwide annually[1]
- Not well managed with currently approved vaccines having only 40-60% effectiveness[2]
- On average ~8% of the U.S. population contracts influenza each season[3]
- Influenza is responsible for ~$10.4 billion in direct costs for hospitalizations and outpatient visits for adults in the U.S. annually
- Only influenza A causes pandemic flu and is also responsible for the majority of seasonal influenza infections[1]
- Potential emerging pandemic influenza A strains and drug resistant strains against approved influenza antivirals, Tamiflu® and Xofluza ®
  - Tamiflu® has long history of drug resistance[5]
  - Xofluza® has shown emergence of drug resistant mutations[6]

[1] World Health Organization (WHO) (March 2019): https://www.who.int/news-room/fact-sheets/detail/influenza-(seasonal)
[2] Center for Disease Control and Prevention (CDC): Vaccine Effectiveness: How Well Do Flu Vaccines Work?: https://www.cdc.gov/flu/vaccines-work/vaccineeffect.htm
[3] CDC Seasonal Flu Microsite
[4] CDC: Make It Your Business to Fight the Flu
[5] ScienceDaily (March 2014) Tamiflu-resistant influenza related to mutations in genome: https://www.sciencedaily.com/releases/2014/03/140331114237.htm
[6] NEJM Journal Watch (September 2018) A Promising Drug for Influenza?: https://www.jwatch.org/na47413/2018/09/12/promising-drug-influenza

COCRYSTAL PHARMA, INC.

Influenza Development Programs Focused on Therapeutic and Prophylactic Replication Inhibitors

Clinical assets for pandemic and seasonal influenza

Oral PB2 inhibitor CC-42344

- Ongoing Phase 2a
- Potent broad-spectrum activity
- Favorable safety profile and tolerability
- Potential for best-in-class

Inhaled PB2 inhibitor CC-42344

- Ongoing GLP tox study
- Potent broad-spectrum activity
- Superior pulmonary exposure
- Potential for both prophylactic and therapeutic treatments

Promising Early-Stage Programs

Replication inhibitors

- Discovery ongoing
- Potent broad-spectrum activity against influenza A and B strains
- Novel mechanisms of action

CC-42344 Binds to Highly Conserved Active Site of Influenza A PB2 Protein

Cocrystal proprietary drug discovery platform technology



Highly pathogenic influenza A strains

H1N1


H432
F325
M431
CC-42344
R355
F323
H357
F363
E361
S337

H5N1


H432
F325
N429
M431
CC-42344
R355
F323
H357
F363
E361
Confidential
S337

H7N9


H432
N429
F325
M431
CC-42344
F323
R35
5
H357
F363
E361
S337

Development of Novel Inhaled PB2 Inhibitor CC-42344



Advantages of inhalation antiviral therapy

- Directly targets infected respiratory epithelial cells
- Achieves higher accumulation of drug in the pulmonary system
- Produces rapid clinical response
- Reduces potential systemic side effects

CC-42344 Shows Potent Antiviral Activity in Influenza-Infected Lung Epithilium

Uninfected human bronchial airway epithelia



Influenza A H1N1 infection


Cells are killed by H1N1 virus, and most cilia are destroyed
No CC-42344


CC-42344 treatment

- Favorable safety profile: No toxicity in CC-42344-treated human lung epithelium
- Showed potent antiviral activity in influenza A (H1N1)-infected human lung epithelium
- Inhalation formulation development is completed

CC-42344: Potential Influenza Therapeutic and Prophylactic Treatment

- Favorable safety profile
- Potent, broad-spectrum activity against pandemic and seasonal strains
- High barrier to resistance
- Superior pulmonary pharmacology: high exposure and long half-life, EC50 >5,000-fold by 4 days post-single administration
- Oral CC-42344: Phase 2a ongoing
- Inhaled CC-42344: Phase 1 planned in 2024

COCRYSTAL PHARMA, INC.

Norovirus and Coronavirus Programs



Norovirus Infection: No Approved Treatments or Vaccines Available



Norovirus
Leading causative agent of acute viral gastroenteritis
700M
Infections annually worldwide
$60B
Estimated cost annually worldwide
7
Norovirus GII.4 pandemic outbreaks
109K
Hospitalizations annually in the US
>19M
Reported cases annually in the US

CDC: Norovirus Disease in the United States https://www.cdc.gov/norovirus/burden.html

Norovirus: Large Market with No Approved Treatments or Vaccines

- Highly contagious virus that causes symptoms of acute gastroenteritis including nausea, vomiting, stomach pain and diarrhea
- Major cause of gastrointestinal illness in closed and crowded environments including hospitals, nursing homes, childcare facilities and cruise ships
- Responsible for ~685 million infections and 200,000 deaths annually worldwide and nearly 90% of all epidemic, non-bacterial outbreaks of gastroenteritis[1]
    - ~200 million cases among children under five years of age and ~50,000 child deaths worldwide annually
- Estimated annual cost of $60 billion worldwide due to direct healthcare costs and lost productivity[1]
- 19 million-21 million cases and 109,000 hospitalizations annually in the U.S.[1]

[1]CDC: Norovirus Disease in the United States *https://www.cdc.gov/norovirus/burden.html*

COCRYSTAL PHARMA, INC.

Norovirus and Coronavirus Development Programs Focused on Broad-spectrum Antivirals

Clinical assets for pandemic and epidemic norovirus and coronavirus

Oral pan-norovirus and pan-coronavirus Protease inhibitor, CDI-988

- Potential dual indications: norovirus and coronavirus
- Ongoing Phase 1 study
- Discovered by proprietary structure-based platform technology
- Potent antiviral activity against pandemic strains
- Gastrointestinal targeting activity
- Potential for both prophylactic and therapeutic treatments

Promising Early-Stage Programs

Replication and protease inhibitors

- Discovery ongoing
- Potent broad-spectrum activity
- Novel mechanisms of action

Seasoned Leadership

Management

Sam Lee, Ph.D.
Co-Chief Executive Officer & President

25+ years of anti-infective drug discovery research experience, including HCV and influenza antivirals; played key role in early development of phosphoinositide 3-kinase (PI3K) delta inhibitor, Zydelig

icos
Zydelig

James J. Martin, MBA, CPA
Co-Chief Executive Officer & Chief Financial Officer

25+ years of finance and management experience including providing financial leadership to commercial-stage, publicly traded health science companies

VBI VACCINES
MOTUS GI
SciVac
nims

Scientific Advisory Board

Roger Kornberg, Ph.D. *Chairman of the Board, Chairman of the Scientific Advisory Board*	• Professor Stanford University School of Medicine • Nobel Laureate
Michael Levitt, Ph.D. *Member*	• Professor Stanford University School of Medicine • Nobel Laureate
Baek Kim, Ph.D. *Member*	• Director of Center for Drug Discovery Emory University
Bob Lehman, Ph.D. *Member*	• Professor (Emeritus) Stanford University School of Medicine
Gary Schoolnik, M.D. *Member*	• Professor (Emeritus) Stanford University School of Medicine
Roland Strong, Ph.D. *Member*	• Professor Fred Hutchinson Cancer Research Center
Christophe Verlinde, Ph.D. *Member*	• Professor (Emeritus) University of Washington

Experienced Board of Directors

Roger Kornberg, Ph.D. *Co-founder, Chairman of the Board & Chairman of the Scientific Advisory Board*	• Nobel Laureate in Chemistry • Welch Prize – highest award granted in the field of chemistry in the U.S. • Leopald Mayer Prize – highest award granted in the field of biomedical sciences from the French Academy of Sciences
Steve Rubin *Vice Chairman*	• EVP-Administration & Director of OPKO Health, Inc. • Former SVP & General Counsel of IVAX Corporation; SVP & General Counsel of Telergy Inc.
Phillip Frost, M.D. *Co-founder & Director*	• Chairman & CEO of OPKO Health, Inc. • Former Chairman of Teva Pharmaceuticals; Chairman and CEO of IVAX Corporation – sold for $7.4 billion • Board of Regents of Smithsonian Institution; Board of Trustees of University of Miami; Trustee of Scripps Research Institutes
Fred Hassan *Director*	• Chairman of the investment firm Caret Group; Director of global private equity firm Warburg Pincus LLC • Former Chairman & CEO of Schering-Plough – acquired by Merck • Former Chairman & CEO of Pharmacia Corporation; senior positions at Wyeth & Sandoz Pharmaceuticals
Anthony Japour, M.D. *Director*	• President, CEO & Director of iTolerance • Former CEO of AdvancedDx Biological Laboratories-USA; Medical Director of ICON plc • Former with Elite Health Medical Group specializing in infectious diseases
Richard C. Pfenniger, Jr. *Director*	• Director of OPKO Health, GP Strategies Corporation & Asensus Surgical, Inc. • Former Chairman, CEO & President of Continucare Corporation; CEO & Vice Chairman of Whitman Education Group. • Former COO, SVP-Legal Affairs & General Counsel of IVAX Corporation

Expanding Intellectual Property Portfolio

Coronavirus
- Issued patents in U.S. and major countries
- Pending U.S. provisional applications

Pandemic Influenza A
- PB2 (influenza A inhibitor)
  - Pending applications in PCT and Taiwan
  - Pending U.S. provisional applications

Influenza A/B
- Influenza A/B inhibitor
- Pending applications in U.S. and worldwide

Norovirus
- Issued patents in U.S. and major countries
- Pending U.S. provisional applications

HCV
NS5B (NNI)
- Issued patents in U.S.
- Pending applications in U.S. and worldwide
- Pending U.S. provisional application

Financial Snapshot

~$20 Million
Market cap[1]

27,000
Average 3 month daily share volume[1]

$29.8 Million
Cash/equivalents as of September 30, 2023

10.2 Million
Common shares outstanding

10.3 Million
Fully diluted shares

- Clean balance sheet
  - No preferred shares
  - No debt
- Cash sufficient to fund planned operations

[1] Yahoo Finance (November 27, 2023)

Investment Highlights

- Targeting multibillion-dollar, global markets for the treatment of acute and pandemic viral diseases
- Proprietary structure-based drug-discovery platform technology provides opportunity for discovery and development of novel, potent, broad-spectrum drug candidates
- Advancing multiple clinical programs
  - Oral influenza PB2 inhibitor CC-42344 – Phase 2a initiated in 2023
  - First dual oral coronavirus-norovirus protease inhibitor CDI-988 – Phase 1 initiated in 2023
  - Inhaled influenza PB2 inhibitor CC-42344 – Phase 1 to begin in 2024
- Developing multiple discovery programs for respiratory viral diseases
  - Pan-viral protease inhibitors
  - Influenza replication inhibitors
- Additional pandemic preparedness collaboration opportunities are being explored
- Seasoned leadership includes experienced management, senior scientists and two Nobel laureates
- Cost-efficient operations and clean capital structure; cash sufficient to fund planned operations